INCOME TAXES Schedule of reconciliation of income taxes calculated at the statutory rate to the actual income tax position (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Reconciliation of income taxes calculated at the statutory rate to the actual income tax provision
Income tax expense (recovery) at Canadian statutory income tax rates	$ (4,733)	$ 20,872	$ 3,499
Increase (decrease) in income taxes for:
Permanent and other differences	(227)	(2,339)	(5,279)
Change in statutory/foreign tax rates	(2,930)	(1,210)	(2,762)
Change in valuation allowance	5,051	8,875	(10,358)
Stock-based compensation expense	1,385	(150)	1,603
Adjustment to prior years	177	(142)	67
Total	$ (1,277)	$ 25,906	$ (13,230)